UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2021

INNOVATION PHARMACEUTICALS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37357	30-0565645
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

301 Edgewater Place - Suite 100 Wakefield, Massachusetts	01880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 921-4125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: none

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2021, the Compensation Committee and Board of Directors of Innovation Pharmaceuticals Inc. (the “Company”) approved the following matters:

•	CEO Employment Agreement — The Compensation Committee approved, and the Board of Directors ratified, a new employment agreement between the Company and Leo Ehrlich, the Company’s Chief Executive Officer. Mr. Ehrlich’s previous employment agreement expired in January 2015 and Mr. Ehrlich has served without an employment agreement since such time. The new employment agreement is in the form previously approved for executive officers of the Company and filed as Exhibit 10.1 to the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2016. The employment agreement continues Mr. Ehrlich’s current base salary of $475,000 per year and provides for (i) performance share awards under the Company’s 2016 Equity Incentive Plan, as amended (the “Plan”) with a maximum value of up to $35.0 million, contingent upon the achievement of certain market capitalization, licensing revenue and clinical trial performance goals, and (ii) cash awards with a maximum value of up to $14.0 million, contingent upon the achievement of certain market capitalization and licensing revenue goals.

•	Amendments to the 2016 Equity Incentive Plan — The Compensation Committee approved, and the Board of Directors ratified, amendments to the Plan to increase the number of shares of common stock available for issuance thereunder to 225 million shares, among other amendments. The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by the text of the amendments, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

•	Annual Stock Option Awards — The Compensation Committee approved stock option awards under the Plan relating to one million shares of common stock to each independent director and 500,000 shares of common stock to each of the non-independent director and the Company's Senior Vice President, Clinical Sciences and Portfolio Management.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendments to the Innovation Pharmaceuticals Inc. 2016 Equity Incentive Plan, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATION PHARMACEUTICALS INC.

Dated: October 14, 2021	By:	/s/ Leo Ehrlich
	Name:	Leo Ehrlich
	Title:	Chief Executive Officer

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